                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                             ____________________

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 13, 2001
                       (Date of earliest event reported)

                             Openwave Systems Inc.
            (Exact name of Registrant as specified in its charter)


    Delaware                                              94-3219054
   (State of                   000-25687                 (IRS Employer
incorporation or         (Commission File No.)        Identification No.)
 organization)





                            1400 Seaport Boulevard
                               Redwood City, CA
                   (Address of principal executive offices)


                                     94063
                                  (zip code)


                                (650) 480-8000
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

          On July 13, 2001, Openwave Systems Inc. (the "Company") closed its previously announced acquisition of Avogadro, Inc. ("Avogadro"). Pursuant to the acquisition, the Company will issue up to 2,700,000 shares of Common Stock of the Company in exchange for all outstanding Avogadro common stock, preferred stock, options and warrants.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              OPENWAVE SYSTEMS INC.
                              By: /s/ Alan J. Black
                                 ------------------------
                              Name:  Alan J. Black
                              Title: Senior Vice President, Corporate
                              Affairs and Chief Financial Officer

Date:  July 16, 2001

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